UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2014

Date of reporting period:	November 1, 2013 — April 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PARTX

Putnam Absolute Return 100 Fund®

Semiannual report
4 | 30 | 14

A world of investing.®

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
100 Fund®

Semiannual report
4 | 30 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Shareholder meeting results	58

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Bond prices in the portfolio may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may periodically make it more difficult for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

Dear Fellow Shareholder:

Global stock markets continue to advance, albeit at a slower pace than in 2013, as the recovery in economies around the world progresses.

In the United States, recent improvements in the vital areas of employment, manufacturing, and consumer sales appear to have returned the economy to its upward trajectory. Likewise, capital spending by businesses — a key variable needed to support continued economic expansion — has risen. This strength, along with the leadership transition at the Federal Reserve, has fueled debate about future monetary policy.

In this environment, we believe Putnam’s commitment to active fundamental research and new ways of thinking can serve the best interests of investors. We are pleased to report that this commitment has played a positive role in investment performance. Barron’s has ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending in December 2013.

We also believe that it is worthwhile to meet with your financial advisor periodically to discuss the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations as you work toward your investment goals.

Putnam Absolute Return 100 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive total returns above the return of U.S. Treasury bills while employing strategies that may produce lower volatility over time. The Absolute Return 100 Fund can invest in a wide range of securities and provide diversification to a portfolio of more traditional funds.

The fund's management team has experience in absolute return investing over market cycles.

Featured from left to right:

D. William Kohli
(industry since 1986)

Michael V. Salm
(industry since 1989)

Kevin F. Murphy
(industry since 1988)

Paul D. Scanlon, CFA
(industry since 1986)

The fund is not intended to outperform stocks and bonds during strong market rallies.

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted total returns above the return of U.S. Treasury bills over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for further details.

The Absolute Return 100 Fund has been less volatile than stocks and bonds.

The fund has pursued active strategies that seek to reduce risk.

Standard deviation of returns since fund inception 12/23/08–4/30/14

Treasury bills 0.05%
Putnam Absolute Return 100 Fund® 1.16%
Bonds 2.83%
Stocks 15.40%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 100 Fund

Absolute Return 100 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The fund is not expected to outperform during periods of market rallies.

4	Absolute Return 100 Fund

Interview with your fund’s portfolio manager

Bill, how would you describe the bond market environment during the six months ended April 30, 2014?

Overall, it was a favorable environment for taking prepayment and credit risk, but there was occasional volatility. At its December policy meeting, the Federal Reserve surprised investors by announcing the first reduction in its bond-buying program somewhat earlier than the market was anticipating. The Fed agreed to lower its $85-billion-per-month pace of purchases by $10 billion per month beginning in January, citing improving labor-market conditions as its rationale. Bond yields spiked on the news, with the yield on the benchmark 10-year U.S. Treasury reaching 3.03% by the end of December.

In January, with the central bank beginning the process of reducing its bond-buying, lackluster economic data, coupled with concern about emerging-market [EM] currencies caused investors to assume a more risk-averse posture. Asset flows shifted toward the relative safety of U.S. Treasuries, pushing the yield on the 10-year note down to 2.65%, its lowest level since mid-November. By February, however, with EM stress abating, market participants were encouraged by the resiliency of U.S. stocks as well as lower Treasury yields. The bond markets were also buoyed by investors largely dismissing weak economic data as a function of severe weather affecting some of the country’s most

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/14. See pages 3, 4, and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Absolute Return 100 Fund	5

densely populated regions, and by the fact that the crisis in Ukraine remained localized.

Interest rates rose slightly in March only to decline marginally again in April, as the Fed reiterated that it is likely to keep its target for short-term interest rates close to zero for a “considerable time” after its bond purchases end.

Which holdings and strategies bolstered the fund’s performance this past six months?

Collectively, our credit holdings — both corporate and mortgage-related — were the biggest contributors to performance. Our allocation to investment-grade corporate bonds benefited from solid corporate fundamentals and consistent investor demand. In mortgage credit, our investments in commercial mortgage-backed securities [CMBS] were the primary contributors. Within CMBS, security selection in subordinated “mezzanine” bonds rated BBB/Baa, which we believe were offering relatively attractive yields given their risk profile, drove our returns. Allocations to non-agency residential mortgage-backed securities [RMBS] and interest-only CMBS also modestly aided performance.

Our prepayment strategies, which we implemented with securities such as interest-only and inverse interest-only collateralized mortgage obligations [CMOs], provided a further notable boost to the fund’s return. Lower policy risk coupled with mortgage rates that remained at elevated levels versus the past couple of years reduced the likelihood that the mortgages underlying our CMO holdings would be refinanced. As a result, slower prepayment speeds bolstered the securities’ values. Additionally, positioning the

Allocations are shown as a percentage of the fund’s net assets as of 4/30/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Absolute Return 100 Fund

fund to benefit from higher mortgage rates worked well, as rates rose steadily during the final months of 2013.

How was the fund positioned with respect to interest-rate sensitivity?

The fund was defensively positioned for a rising-rate environment, as its duration was shorter than that of the benchmark, particularly on the intermediate, 5- to 10-year portion of the Treasury yield curve. Rates in this portion of the curve are currently being dampened by Fed bond buying, and we believe they will begin to rise as the central bank continues to reduce its bond purchases. This positioning slightly detracted from performance, as the negative effect of declining rates in January and April more than offset positive results in other months.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. We also employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our CMO holdings. Additionally, we used total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 100 Fund	7

What is your outlook for the coming months, and how are you positioning the fund?

In our view, Treasury yields, particularly in the intermediate part of the yield curve, are likely to move higher in 2014 as the U.S. economy continues to strengthen. However, we don’t believe rates are likely to rise so quickly that the shift will undermine economic growth.

In addition to weather, a significant inventory overhang was a factor in the weak economic readings we saw early this year, and we believe it will take some time for this surplus to work its way through the system. In 2013’s third quarter, gross domestic product [GDP] was much stronger than anticipated, and fourth-quarter 2013 GDP was firmer than originally forecast, leading manufacturers to expand their inventories. However, the weather-related slowdown in 2014’s first quarter, which contributed to an anemic 0.1% growth in GDP, left manufacturers with excess inventory. Consequently, when growth picks up, the economy won’t immediately need production to sustain inventories, meaning it likely won’t get the cyclical boost it otherwise would if inventories were at a more normal level, in our view.

Looking at the Fed, bond investors have been willing to give the central bank leeway to pursue a fairly aggressive stimulus policy. But this leeway is heavily dependent on maintaining low inflation, particularly in the area of wages. Currently, the Fed believes the non-accelerating inflation rate of unemployment [NAIRU] — the rate to which unemployment can fall without triggering wage inflation — is between 5.2% and 5.6%. However, our research suggests that the NAIRU may be significantly higher than

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Absolute Return 100 Fund

this, primarily because of various structural problems hampering the labor participation rate, particularly in the younger demographic. As the unemployment rate moves downward, if wage inflation develops earlier than the Fed is anticipating, the central bank may begin reducing its stimulus efforts faster than the markets are currently forecasting, which could lead to increased yield-curve volatility. In order to position the portfolio for this potential risk, we have limited exposure on the 2- to 5-year portion of the yield curve, since that is the area of the curve that we believe would be most affected by adjustments in Fed policy. Additionally, we will continue our efforts to minimize overall interest-rate risk in the portfolio.

As for other aspects of portfolio positioning, we plan to maintain our diversified exposure to mortgage and corporate credit via allocations to mezzanine CMBS and investment-grade bonds, respectively. Concerning prepayment risk, we will continue to seek to capitalize on anticipated slower prepayment speeds through allocations to CMOs. Lastly, liquidity risk premiums remain elevated in many parts of the non-agency RMBS market, which could provide a further boost to performance as this sector continues to normalize.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 100 Fund	9

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

IN THE NEWS

An anticipated boom in capital spending by U.S. businesses may provide the nation’s economy with a much-needed boost in 2014. Capital expenditures this year are expected to increase by 10.3% among manufacturing companies and 10.8% among non-manufacturers, according to a recent forecast by the Business Survey Committee of the Institute for Supply Management (ISM). A rise in business investment — upgrading factories and industrial buildings, as well as buying new equipment and machinery — could provide a major catalyst to economic and corporate earnings growth. Since the 2008 financial crisis, most companies with extra cash have deployed it to repair balance sheets or have returned it to shareholders through stock buybacks or higher dividends. Today, some investors would rather see companies devote that capital to expand their operations.

10	Absolute Return 100 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	8.63%	7.55%	6.94%	6.94%	4.45%	4.45%	8.24%	7.43%	7.13%	10.11%	10.16%	10.11%
Annual average	1.56	1.37	1.26	1.26	0.82	0.82	1.49	1.35	1.30	1.82	1.83	1.82

5 years	7.96	6.89	6.50	6.50	4.02	4.02	7.57	6.77	6.58	9.32	9.38	9.32
Annual average	1.54	1.34	1.27	1.27	0.79	0.79	1.47	1.32	1.28	1.80	1.81	1.80

3 years	1.81	0.80	1.17	1.17	–0.38	–0.38	1.68	0.91	1.00	2.62	2.67	2.62
Annual average	0.60	0.26	0.39	0.39	–0.13	–0.13	0.56	0.30	0.33	0.87	0.88	0.87

1 year	1.27	0.26	1.09	0.09	0.48	–0.51	1.21	0.45	1.02	1.51	1.53	1.51

6 months	1.07	0.06	0.99	–0.01	0.68	–0.32	1.02	0.26	0.92	1.21	1.23	1.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after the contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Absolute Return 100 Fund	11

Comparative index returns For periods ended 4/30/14

	BofA Merrill Lynch	Barclays U.S. Aggregate
	U.S. Treasury Bill Index	Bond Index

Life of fund	0.89%	27.98%
Annual average	0.17	4.72

5 years	0.77	26.88
Annual average	0.15	4.88

3 years	0.30	11.20
Annual average	0.10	3.60

1 year	0.08	–0.26

6 months	0.04	1.74

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.149		$0.130	$0.059	$0.143		$0.123	$0.174	$0.176	$0.174

Capital gains	—		—	—	—		—	—	—	—

Total	$0.149		$0.130	$0.059	$0.143		$0.123	$0.174	$0.176	$0.174

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/13	$10.26	$10.36	$10.21	$10.15	$10.24	$10.32	$10.19	$10.32	$10.32	$10.30

4/30/14	10.22	10.32	10.18	10.16	10.20	10.28	10.16	10.27	10.27	10.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Absolute Return 100 Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	8.42%	7.34%	6.73%	6.73%	4.24%	4.24%	8.03%	7.22%	7.03%	9.90%	9.95%	9.89%
Annual average	1.55	1.35	1.24	1.24	0.79	0.79	1.48	1.33	1.30	1.81	1.82	1.81

5 years	8.18	7.10	6.61	6.61	4.23	4.23	7.90	7.09	6.90	9.55	9.60	9.54
Annual average	1.59	1.38	1.29	1.29	0.83	0.83	1.53	1.38	1.34	1.84	1.85	1.84

3 years	2.01	0.99	1.36	1.36	–0.29	–0.29	1.87	1.11	1.29	2.82	2.87	2.81
Annual average	0.66	0.33	0.45	0.45	–0.10	–0.10	0.62	0.37	0.43	0.93	0.95	0.93

1 year	1.47	0.45	1.18	0.19	0.68	–0.32	1.41	0.65	1.22	1.71	1.73	1.71

6 months	1.27	0.26	1.09	0.09	0.88	–0.12	1.21	0.45	1.22	1.41	1.43	1.41

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/13*	0.64%	0.84%	1.39%	0.69%	0.89%	0.39%	0.39%	0.39%

Annualized expense ratio for the
six-month period ended 4/30/14†	0.63%	0.83%	1.38%	0.68%	0.88%	0.38%	0.38%	0.38%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect estimated fees for the current fiscal year.

† Includes a decrease of 0.02% from annualizing the performance fee adjustment for the six months ended 4/30/14.

Absolute Return 100 Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2013, to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$3.14	$4.14	$6.87	$3.39	$4.38	$1.90	$1.90	$1.90

Ending value (after expenses)	$1,010.70	$1,009.90	$1,006.80	$1,010.20	$1,009.20	$1,012.10	$1,012.30	$1,012.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2014, use the following calculation method. To find the value of your investment on November 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$3.16	$4.16	$6.90	$3.41	$4.41	$1.91	$1.91	$1.91

Ending value (after expenses)	$1,021.67	$1,020.68	$1,017.95	$1,021.42	$1,020.43	$1,022.91	$1,022.91	$1,022.91

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Absolute Return 100 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

Absolute Return 100 Fund	15

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2014, Putnam employees had approximately $458,000,000 and the Trustees had approximately $110,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Absolute Return 100 Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 100 Fund	17

The fund’s portfolio 4/30/14 (Unaudited)

CORPORATE BONDS AND NOTES (43.7%)*	Principal amount	Value

Basic materials (0.5%)
Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	$423,000	$480,319

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	430,000	432,637

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	245,000	321,807

		1,234,763
Capital goods (0.2%)
Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	430,000	493,554

		493,554
Communication services (2.1%)
AT&T, Inc. sr. unsec. unsub. FRN notes 0.619s, 2016	1,000,000	1,002,958

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	430,000	434,078

BellSouth Corp. sr. unsec. unsub. bonds 5.2s, 2014	500,000	508,596

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	430,000	491,428

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2015	447,000	465,571

SBA Tower Trust 144A company guaranty mtge. notes
4.254s, 2015	625,000	644,824

Verizon Communications, Inc. sr. unsec. unsub. FRN notes
1.763s, 2016	1,000,000	1,028,843

Verizon Communications, Inc. sr. unsec. unsub. notes
2.55s, 2019	430,000	433,284

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	422,000	418,474

		5,428,056
Consumer cyclicals (2.3%)
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	423,000	420,014

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	465,000	534,750

Dollar General Corp. sr. unsec. notes 1 7/8s, 2018	300,000	297,674

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN notes
1.475s, 2016	1,000,000	1,016,376

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 3/4s, 2014	1,250,000	1,262,831

Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
1 1/4s, 2017	430,000	429,805

Volkswagen International Finance NV 144A company guaranty
sr. unsec. FRN notes 0.676s, 2016 (Germany)	1,000,000	999,749

Volkswagen International Finance NV 144A company guaranty
sr. unsec. notes 1 5/8s, 2015 (Germany)	500,000	505,422

Walt Disney Co. (The) sr. unsec. unsub. notes
Ser. MTN, 1.1s, 2017	430,000	426,061

		5,892,682
Consumer staples (2.7%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. notes 1 1/4s, 2018	430,000	426,901

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. FRN notes 0.418s, 2017	700,000	700,214

18	Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (43.7%)* cont.	Principal amount	Value

Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 5 3/8s, 2014	$914,000	$937,858

Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017	266,000	303,686

ConAgra Foods, Inc. sr. unsec. unsub. notes 1.35s, 2015	1,000,000	1,007,107

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	400,000	450,000

Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015	320,000	321,122

CVS Caremark Corp. sr. unsec. unsub. notes 2 1/4s, 2018	430,000	433,113

Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	416,000	431,863

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	202,000	204,249

Foster’s Finance Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2014	1,000,000	1,017,995

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	427,000	427,633

Walgreen Co. sr. unsec. unsub. notes 1.8s, 2017	322,000	325,433

		6,987,174
Energy (1.3%)
BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	430,000	438,244

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	430,000	482,856

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	423,000	420,348

ConocoPhillips Co. company guaranty sr. unsec. notes
1.05s, 2017	430,000	425,414

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	25,000	32,106

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	430,000	449,784

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	462,000	515,648

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 0 5/8s, 2015 (Netherlands)	125,000	125,217

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	423,000	427,904

		3,317,521
Financials (29.7%)
Abbey National Treasury Services PLC of Stamford, CT company
guaranty sr. unsec. unsub. notes 1 3/8s, 2017	462,000	462,921

ABN Amro Bank NV 144A sr. unsec. FRN notes 1.028s,
2016 (Netherlands)	2,000,000	2,011,983

Aflac, Inc. sr. unsec. notes 3.45s, 2015	1,000,000	1,037,611

American Express Bank FSB sr. unsec. FRN notes Ser. BKNT,
0.453s, 2017	586,000	582,765

American Express Co. sr. unsec. notes 7s, 2018	270,000	321,714

American Express Co. sr. unsec. notes 6.15s, 2017	164,000	188,654

American Express Credit Corp. sr. unsec. sub. FRN notes
1.334s, 2015	900,000	909,827

American International Group, Inc. sr. unsec. unsub.
notes 3.8s, 2017	430,000	459,995

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	423,000	423,734

Absolute Return 100 Fund	19

CORPORATE BONDS AND NOTES (43.7%)* cont.	Principal amount	Value

Financials cont.
Bank of America NA unsec. sub. FRN notes Ser. BKNT,
0.513s, 2016	$1,740,000	$1,726,593

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	423,000	438,573

Bank of New York Mellon Corp. (The) sr. unsec. FRN notes
0.456s, 2015	1,700,000	1,704,797

Bank of Nova Scotia sr. unsec. unsub. FRN notes 0.633s,
2016 (Canada)	1,300,000	1,303,924

Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	430,000	427,908

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes
1.2s, 2017 (Japan)	430,000	428,758

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
FRN notes 0.684s, 2016 (Japan)	1,000,000	999,459

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	1,500,000	1,698,678

BB&T Corp. unsec. sub. notes 5.2s, 2015	1,000,000	1,068,398

BBVA US Senior SAU bank guaranty sr. unsec. unsub. notes
3 1/4s, 2014 (Spain)	1,450,000	1,450,912

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 1.6s, 2017	450,000	456,095

BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN,
1 3/8s, 2017 (France)	462,000	462,795

Boston Properties, LP sr. unsec. unsub. notes 5 5/8s, 2015 R	720,000	754,411

Boston Properties, LP sr. unsec. unsub. notes 5s, 2015 R	500,000	523,397

BPCE SA company guaranty sr. unsec. FRN notes Ser. MTN,
1.479s, 2016 (France)	1,000,000	1,015,294

Branch Banking & Trust Co. unsec. sub. FRN notes 0.553s, 2016	250,000	249,089

Capital One Financial Corp. sr. unsec. unsub. FRN notes
1.376s, 2014	1,955,000	1,959,082

Citigroup, Inc. sr. unsec. sub. FRN notes 0.505s, 2016	500,000	495,057

Citigroup, Inc. sr. unsec. unsub. FRN notes 0.516s, 2014	650,000	650,098

Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	430,000	464,455

Commonwealth Bank of Australia of New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017	588,000	587,528

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA of Netherlands (Rabobank Nederland) bank guaranty sr.
unsec. notes 3 3/8s, 2017 (Netherlands)	385,000	408,456

Credit Agricole SA/London 144A sr. unsec. FRN notes 1.386s,
2016 (United Kingdom)	1,950,000	1,975,418

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	423,000	481,595

Dexia Credit Local SA/New York 144A government guaranty sr.
unsec. unsub. notes 1 1/4s, 2016 (France)	2,000,000	2,006,545

ERP Operating LP sr. unsec. unsub. notes 5 1/4s, 2014 R	1,000,000	1,017,784

General Electric Capital Corp. sr. unsec. FRN notes Ser. GMTN,
0.877s, 2016	500,000	504,416

General Electric Capital Corp. sr. unsec. notes
Ser. MTN, 5.4s, 2017	638,000	711,656

Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
notes 3.3s, 2015	1,500,000	1,539,506

20 Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (43.7%)* cont.	Principal amount	Value

Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	$215,000	$217,478

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
bonds 8 1/8s, 2038	235,000	277,006

HSBC Finance Corp. sr. unsec. unsub. FRN notes 0.666s, 2016	1,000,000	999,635

ING Bank NV 144A bonds 2 1/2s, 2016 (Netherlands)	129,000	132,766

ING Bank NV 144A sr. unsec. notes 2 3/8s, 2014 (Netherlands)	420,000	420,834

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)	620,000	659,627

JPMorgan Chase & Co. sr. unsec. unsub. notes 3.7s, 2015	500,000	511,493

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	428,000	434,355

JPMorgan Chase Bank, NA unsec. sub. FRN notes 0.563s, 2016	1,000,000	995,259

KeyBank NA/Cleveland, OH unsec. sub. notes Ser. MTN,
5.45s, 2016	1,115,000	1,205,731

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	421,000	422,788

Kimco Realty Corp. sr. unsec. notes Ser. MTN, 4.904s, 2015 R	900,000	929,046

Kimco Realty Corp. sr. unsec. unsub. notes 4.82s, 2014 R	450,000	451,420

Lloyds Bank PLC 144A bank guaranty sr. unsec. notes 4 3/8s,
2015 (United Kingdom)	1,000,000	1,026,760

Macquarie Group, Ltd. 144A sr. unsec. notes 7.3s,
2014 (Australia)	700,000	710,637

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	430,000	481,352

Metropolitan Life Global Funding I 144A notes 3s, 2023	790,000	766,265

Mid-America Apartments LP 144A sr. unsec. notes
6 1/4s, 2014 R	1,000,000	1,006,133

Morgan Stanley sr. unsec. notes 4 3/4s, 2017	423,000	461,439

Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 4.1s, 2015	1,000,000	1,024,971

National Australia Bank of New York, Ltd. sr. unsec. notes 1.6s,
2015 (Australia)	750,000	760,802

Nationwide Building Society 144A sr. unsec. sub. notes 5s, 2015
(United Kingdom)	1,500,000	1,561,880

New York Life Global Funding 144A notes 3s, 2015	930,000	951,705

Nordea Bank AB 144A sr. unsec. FRN notes 0.697s,
2016 (Sweden)	1,525,000	1,530,171

PNC Bank, NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	430,000	430,240

PNC Funding Corp. sr. unsec. notes 3s, 2014	1,500,000	1,501,632

Principal Life Global Funding II 144A notes 1s, 2015	260,000	261,101

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	1,356,000	1,393,653

Regions Financial Corp. sr. unsec. unsub. notes 7 3/4s, 2014	1,513,000	1,567,352

Royal Bank of Canada sr. unsec. unsub. FRN notes Ser. GMTN,
0.695s, 2016 (Canada)	1,000,000	1,004,928

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	435,000	440,970

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	1,535,000	1,594,188

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
unsec. notes sr. loan 9s, 2014 (Russia)	2,000,000	2,010,000

Santander US Debt SAU 144A bank guaranty sr. unsec. unsub.
notes 3.724s, 2015 (Spain)	500,000	509,283

Simon Property Group LP sr. unsec. unsub. notes 5.1s, 2015 R	700,000	735,756

Absolute Return 100 Fund	21

CORPORATE BONDS AND NOTES (43.7%)* cont.	Principal amount	Value

Financials cont.
Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015 R	$770,000	$783,919

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018	389,000	384,369

Standard Chartered PLC 144A sr. unsec. unsub. notes 5 1/2s,
2014 (United Kingdom)	1,400,000	1,435,508

Sumitomo Mitsui Banking Corp. 144A sr. unsec. FRN notes
1.178s, 2014 (Japan)	1,000,000	1,002,084

Svenska Handelsbanken AB bank guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	250,000	261,708

Svenska Handelsbanken AB sr. unsec. FRN notes 0.684s,
2016 (Sweden)	1,000,000	1,004,645

UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT,
5 7/8s, 2017	374,000	427,759

UBS AG/Stamford, CT unsec. sub. notes 7 3/8s, 2015	775,000	827,301

UDR, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2015 R	500,000	516,211

US Bank NA unsec. sub. notes 4.8s, 2015	1,450,000	1,510,787

US Bank of NA of Cincinnati, OH sr. unsec. notes
Ser. BKNT, 1.1s, 2017	450,000	451,368

Ventas Realty LP/Ventas Capital Corp. company guaranty sr.
unsec. unsub. notes 3 1/8s, 2015 R	1,400,000	1,451,369

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)	200,000	201,500

Wachovia Bank NA sr. unsec. sub. FRN notes Ser. BKNT,
0.618s, 2014	1,250,000	1,251,543

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 5 3/4s, 2015	1,000,000	1,063,622

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	423,000	433,665

Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s,
2018 (Australia)	78,000	78,976

		76,384,871
Health care (1.4%)
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	385,000	387,307

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	430,000	440,582

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	430,000	493,252

Johnson & Johnson sr. unsec. notes 5.15s, 2018	269,000	307,577

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	371,000	364,797

Mylan, Inc. company guaranty sr. unsec. notes 1.8s, 2016	1,000,000	1,014,854

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	192,000	221,085

Zoetis, Inc. sr. unsec. notes 1.15s, 2016	265,000	266,899

		3,496,353
Technology (0.9%)
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	195,000	195,523

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	430,000	430,890

Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	366,000	378,249

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	430,000	429,341

Western Union Co. (The) sr. unsec. unsub. FRN notes
1.234s, 2015	1,000,000	1,005,548

		2,439,551

22 Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (43.7%)* cont.	Principal amount	Value

Transportation (0.2%)
Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	$91,723	$98,832

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	70,715	76,018

Federal Express Corp. 2012 Pass Through Trust 144A notes
2 5/8s, 2018	374,927	380,430

		555,280
Utilities and power (2.4%)
Ameren Corp. sr. unsec. notes 8 7/8s, 2014	240,000	240,549

Arizona Public Services Co. sr. unsec. notes 5.8s, 2014	1,500,000	1,512,491

Consolidated Edison Co. of New York sr. unsec. notes
7 1/8s, 2018	273,000	332,095

Dayton Power & Light Co. (The) 144A sr. mortgage bonds
1 7/8s, 2016	1,500,000	1,523,733

DTE Energy Co. sr. unsec. unsub. notes 7 5/8s, 2014	700,000	701,470

Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	260,000	264,550

Potomac Edison Co. (The) sr. unsub. notes 5 1/8s, 2015	750,000	785,063

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	654,000	840,312

		6,200,263

Total corporate bonds and notes (cost $111,763,331)		$112,430,068

MORTGAGE-BACKED SECURITIES (27.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (10.1%)
Federal Home Loan Mortgage Corp.
IFB Ser. 2976, Class LC, 23.862s, 2035	$35,492	$51,941
Ser. 2430, Class UD, 6s, 2017	48,212	50,737
IFB Ser. 4240, Class SA, IO, 5.848s, 2043	1,973,268	453,141
IFB Ser. 311, Class S1, IO, 5.798s, 2043	6,441,673	1,374,157
IFB Ser. 314, Class AS, IO, 5.738s, 2043	7,596,354	1,667,955
Ser. 3724, Class CM, 5 1/2s, 2037	118,463	129,422
Ser. 2533, Class HB, 5 1/2s, 2017	105,887	111,642
Ser. 3331, Class NV, 5s, 2029	264,000	277,253
Ser. 2513, Class DB, 5s, 2017	56,708	59,712
Ser. 3539, Class PM, 4 1/2s, 2037	105,018	109,656
Ser. 3730, Class PL, 4 1/2s, 2033	29,468	29,588
Ser. 3697, Class BM, 4 1/2s, 2031	34,497	34,841
Ser. 2931, Class AM, 4 1/2s, 2019	20,368	20,596
Ser. 3805, Class AK, 3 1/2s, 2024	142,409	147,993
Ser. 3876, Class CA, 2 3/4s, 2026	150,026	154,747
Ser. 3683, Class JH, 2 1/2s, 2023	64,398	65,080
Ser. 3609, Class LK, 2s, 2024	788,516	801,427
Ser. T-8, Class A9, IO, 0.437s, 2028	162,343	1,725
Ser. T-59, Class 1AX, IO, 0.273s, 2043	381,385	4,693
Ser. T-48, Class A2, IO, 0.212s, 2033	564,273	5,510
Ser. 3835, Class FO, PO, zero %, 2041	2,894,339	2,417,178
FRB Ser. T-54, Class 2A, IO, zero %, 2043	225,340	18

Absolute Return 100 Fund	23

MORTGAGE-BACKED SECURITIES (27.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.991s, 2031	$178,811	$224,227
IFB Ser. 05-75, Class GS, 19.793s, 2035	294,631	392,592
IFB Ser. 11-4, Class CS, 12.595s, 2040	419,610	494,343
Ser. 06-10, Class GC, 6s, 2034	1,026,018	1,056,799
IFB Ser. 13-101, Class AS, IO, 5.798s, 2043	2,150,882	491,519
IFB Ser. 13-92, Class SA, IO, 5.798s, 2043	4,452,562	1,081,438
IFB Ser. 13-103, Class SK, IO, 5.768s, 2043	4,574,996	1,058,177
IFB Ser. 13-102, Class SH, IO, 5.748s, 2043	4,341,844	946,088
Ser. 06-124, Class A, 5 5/8s, 2036	71,634	74,366
Ser. 05-68, Class PC, 5 1/2s, 2035	94,308	101,655
Ser. 09-86, Class PC, 5s, 2037	1,249,909	1,274,907
Ser. 02-65, Class HC, 5s, 2017	38,042	39,714
Ser. 09-100, Class PA, 4 1/2s, 2039	40,410	41,635
Ser. 11-60, Class PA, 4s, 2039	87,074	90,668
Ser. 03-43, Class YA, 4s, 2033	589,118	607,750
Ser. 11-89, Class VA, 4s, 2023	856,746	876,432
Ser. 11-111, Class VA, 4s, 2023	305,358	308,508
Ser. 11-111, Class VC, 4s, 2023	167,364	168,243
Ser. 04-2, Class QL, 4s, 2019	277,692	292,048
Ser. 418, Class C15, IO, 3 1/2s, 2043	2,583,679	591,622
Ser. 10-155, Class A, 3 1/2s, 2025	64,271	65,013
Ser. 10-81, Class AP, 2 1/2s, 2040	276,707	279,755
Ser. 03-W10, Class 1, IO, 1.092s, 2043	75,809	2,206
Ser. 98-W5, Class X, IO, 1.021s, 2028	303,330	14,977
Ser. 98-W2, Class X, IO, 0.823s, 2028	1,045,062	60,744
Ser. 03-W1, Class 2A, IO, zero %, 2042	477,375	37

Government National Mortgage Association
IFB Ser. 11-72, Class SE, 7.208s, 2041	2,689,000	2,608,389
IFB Ser. 11-56, Class SI, IO, 6.498s, 2041	4,145,660	744,276
IFB Ser. 11-56, Class MI, IO, 6.298s, 2041	1,484,422	338,433
IFB Ser. 12-34, Class SA, IO, 5.898s, 2042	1,992,244	417,973
Ser. 09-79, Class MB, 5s, 2034	19,807	19,806
Ser. 09-32, Class AB, 4s, 2039	70,196	73,946
Ser. 08-31, Class PN, 4s, 2036	19,820	20,003
Ser. 08-38, Class PS, 3 1/2s, 2037	44,265	44,722
Ser. 09-93, Class EJ, 3 1/2s, 2035	26,542	26,832
Ser. 13-23, Class IK, IO, 3s, 2037	16,466,039	2,938,529
Ser. 10-151, Class KO, PO, zero %, 2037	347,081	297,302

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.83s, 2027	78,734	591
Ser. 98-3, IO, zero %, 2027	46,296	680
Ser. 98-2, IO, zero %, 2027	39,473	284
Ser. 98-4, IO, zero %, 2026	61,855	1,522

		26,137,763

24 Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (27.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities (14.9%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-2, Class A2, 5.634s, 2049 F	$65,883	$66,073
Ser. 04-3, Class D, 5.562s, 2039	626,000	637,068
Ser. 06-5, Class A2, 5.317s, 2047	988,992	993,921
Ser. 06-6, Class A2, 5.309s, 2045	42,002	42,118
Ser. 04-4, Class D, 5.073s, 2042	200,000	207,250
Ser. 07-1, Class XW, IO, 0.494s, 2049	993,820	8,176

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.932s, 2042	639,010	1,506
Ser. 02-PB2, Class XC, IO, 0.416s, 2035	1,034,928	522

Bear Stearns Commercial Mortgage Securities Trust
Ser. 05-PWR9, Class AJ, 4.985s, 2042	365,000	377,447

Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.607s, 2039	433,000	439,928

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ,
4.96s, 2043	700,000	708,330

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class D, 5.04s, 2045	1,309,000	1,288,449

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	613,000	646,960
FRB Ser. 04-LB3A, Class E, 5.618s, 2037	1,000,000	1,008,000
Ser. 05-C6, Class AJ, 5.209s, 2044	1,110,000	1,157,600
Ser. 12-CR1, Class AM, 3.912s, 2045	301,000	307,902

COMM Mortgage Trust 144A FRB Ser. 13-CR12, Class D,
5.255s, 2046	783,000	744,242

Credit Suisse First Boston Mortgage Securities Corp.
Ser. 02-CP5, Class E, 5.339s, 2035	357,533	357,595
Ser. 03-CPN1, Class E, 4.891s, 2035	462,000	462,000

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	406,467	447,114
Ser. 03-C3, Class AX, IO, 1.74s, 2038	687,981	29

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	2,146,804	2,153,513

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class F, 5.35s, 2035	343,483	348,206

GE Capital Commercial Mortgage Corp.
Ser. 07-C1, Class A3, 5.481s, 2049	973,000	997,152
FRB Ser. 05-C1, Class D, 4.949s, 2048	972,000	951,880

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 04-C1, Class F, 5.088s, 2038	209,522	209,522
Ser. 05-C3, Class XC, IO, 0.283s, 2045	55,388,132	104,073

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class AJ, 4.915s, 2041	410,000	418,091

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	1,046,000	1,066,188

GS Mortgage Securities Trust
Ser. 06-GG6, Class A2, 5.506s, 2038	3,405	3,412
Ser. 05-GG4, Class B, 4.841s, 2039	1,442,000	1,453,248
FRB Ser. 12-GCJ9, Class XA, IO, 2.541s, 2045	2,847,620	362,891

Absolute Return 100 Fund	25

MORTGAGE-BACKED SECURITIES (27.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A FRB Ser. GC10, Class D,
4.562s, 2046	$628,000	$571,417

JPMBB Commercial Mortgage Securities Trust 144A FRB
Ser. 13-C15, Class D, 5.251s, 2045	800,000	741,520

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 08-C2, Class ASB, 6 1/8s, 2051	299,448	320,545

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.282s, 2051	299,500	318,039
FRB Ser. 04-CB9, Class B, 5.964s, 2041	372,000	377,654
FRB Ser. 06-LDP6, Class B, 5.688s, 2043	475,000	475,000
FRB Ser. 05-CB11, Class C, 5.635s, 2037	500,000	525,363
Ser. 04-LN2, Class A2, 5.115s, 2041	518,577	522,285
Ser. 04-CB8, Class B, 4 1/2s, 2039	943,000	943,283
FRB Ser. 13-C10, Class D, 4.299s, 2047	216,000	196,049
FRB Ser. 13-C13, Class C, 4.191s, 2046	307,000	302,011
IO, 2.157s, 2045	4,889,047	489,565

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class E, 5.728s, 2046	260,000	275,047
FRB Ser. 12_LC9, Class D, 4.574s, 2047	326,000	320,011

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452s, 2039	350,000	375,255
Ser. 06-C7, Class A2, 5.3s, 2038	408,285	422,060
FRB Ser. 04-C6, Class D, 5.147s, 2036	499,000	502,473
FRB Ser. 04-C8, Class F, 5.005s, 2039	750,000	759,825
Ser. 07-C2, Class XW, IO, 0.738s, 2040	913,192	13,855

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.032s, 2050	881,845	904,881
Ser. 04-KEY2, Class D, 5.046s, 2039	416,000	419,037

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC, IO,
0.764s, 2043	47,074,991	228,361

ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class A2FL,
0.273s, 2049	190,558	190,082

ML-CFC Commercial Mortgage Trust 144A Ser. 06-4, Class XC,
IO, 0.261s, 2049	60,201,164	764,555

Morgan Stanley Bank of America Merrill Lynch Trust FRB
Ser. 13-C11, Class C, 4.566s, 2046	427,000	430,203

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.831s, 2042	413,000	450,129
FRB Ser. 07-HQ12, Class A2, 5.777s, 2049 F	70,955	71,037
Ser. 07-IQ14, Class A2, 5.61s, 2049	172,043	174,017

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	549,153	549,181

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	300,000	316,740
Ser. 12-C4, Class XA, IO, 2.021s, 2045	3,596,731	399,759
Ser. 12-C2, Class XA, IO, 1.941s, 2063	5,508,940	479,294

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C24, Class AJ, 5.658s, 2045	684,000	685,026
FRB Ser. 05-C20, Class B, 5.41s, 2042	1,020,000	1,043,566

26 Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (27.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust
Ser. 05-C17, Class D, 5.396s, 2042	$580,000	$594,500
Ser. 06-C29, IO, 0.53s, 2048	35,071,462	333,880

Wachovia Bank Commercial Mortgage Trust 144A Ser. 07-C31,
IO, 0.387s, 2047	85,001,491	444,929

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12,
Class C, 4.439s, 2046	500,000	500,400

WF-RBS Commercial Mortgage Trust
Ser. 13-C17, Class XA, IO, 1.783s, 2046	6,565,972	599,145
Ser. 13-C14, Class XA, IO, 1.062s, 2046	4,778,250	278,429

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class D, 5.415s, 2044	945,000	962,048
FRB Ser. 11-C4, Class E, 5.415s, 2044	430,000	436,054
FRB Ser. 12-C10, Class D, 4.608s, 2045	209,000	193,800
Ser. 13-C12, Class XA, IO, 1.653s, 2048	4,266,655	376,370

		38,247,086
Residential mortgage-backed securities (non-agency) (2.2%)
Barclays Capital, LLC Trust 144A FRB Ser. 13-RR2, Class 3A2,
7.41s, 2036	590,000	548,700

Countrywide Alternative Loan Trust FRB Ser. 05-38, Class A3,
0.502s, 2035	308,180	268,117

JPMorgan Resecuritization Trust 144A Ser. 14-1, Class 9A3,
0.444s, 2035	559,045	539,590

MortgageIT Trust FRB, Step Ser. 05-1, Class 1M1, 0.632s, 2035	1,010,582	948,724

Opteum Mortgage Acceptance Corp. Trust FRB Ser. 05-4,
Class 1A1C, 0.562s, 2035	275,000	264,000

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.196s, 2046	992,366	883,205
FRB Ser. 2004-AR13, Class A1B2, 0.642s, 2034	652,432	606,762
FRB, Step Ser. 2004-AR10, Class A1B, 0.608s, 2044	293,709	274,618
FRB Ser. 05-AR17, Class A1B2, 0.562s, 2045	1,585,451	1,395,186

		5,728,902

Total mortgage-backed securities (cost $67,531,976)		$70,113,751

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (1.8%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (1.8%)
Federal Home Loan Mortgage Corporation 4 1/2s, October 1, 2018	$42,860	$44,746

Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, September 1, 2017	277,802	294,737
4 1/2s, August 1, 2018	34,376	36,419

Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from September 1, 2018 to September 1, 2019	118,190	125,438
4 1/2s, TBA, May 1, 2044	1,000,000	1,073,594
4s, TBA, May 1, 2044	1,000,000	1,047,656
3s, TBA, May 1, 2044	2,000,000	1,949,844

		4,572,434

Total U.S. government and agency mortgage obligations (cost $4,540,470)		$4,572,434

Absolute Return 100 Fund	27

U.S. TREASURY OBLIGATIONS (0.0%)*	Principal amount		Value

U.S. Treasury Notes 2s, September 30, 2020 Δ		$58,000	$57,634

Total U.S. treasury obligations (cost $57,966)			$57,634

MUNICIPAL BONDS AND NOTES (1.2%)*	Principal amount/units		Value

Union Cnty., AZ Indl. Dev. VRDN (Del-Tin Fiber LLC),
0.33s, 10/1/27		$1,700,000	$1,700,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D, 0.28s, 3/1/38		1,500,000	1,500,000

Total municipal bonds and notes (cost $3,200,000)			$3,200,000

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.7%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		$1,340,000	$1,302,480

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		200,000	214,450

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)		300,000	318,903

Total foreign government and agency bonds and notes (cost $1,824,490)			$1,835,833

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)*

Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.785/3 month USD-LIBOR-BBA/May-24	May-14/2.785	$2,564,900	$12,722

(2.785)/3 month USD-LIBOR-BBA/May-24	May-14/2.785	2,564,900	6,925

Credit Suisse International
2.79/3 month USD-LIBOR-BBA/May-24	May-14/2.79	1,709,900	8,960

(2.79)/3 month USD-LIBOR-BBA/May-24	May-14/2.79	1,709,900	4,326

Deutsche Bank AG
2.78/3 month USD-LIBOR-BBA/May-24	May-14/2.78	1,026,000	4,812

(2.78)/3 month USD-LIBOR-BBA/May-24	May-14/2.78	1,026,000	2,965

Goldman Sachs International
2.78375/3 month USD-LIBOR-BBA/May-24	May-14/2.78375	1,709,900	8,361

(2.78375)/3 month USD-LIBOR-BBA/May-24	May-14/2.78375	1,709,900	4,702

Total purchased swap options outstanding (cost $88,181)			$53,773

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/$101.00	$7,000,000	$63,210

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.56	7,000,000	50,120

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.38	7,000,000	45,220

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.19	7,000,000	40,740

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.00	7,000,000	36,680

Total purchased options outstanding (cost $336,877)			$235,970

28 Absolute Return 100 Fund

SHORT-TERM INVESTMENTS (27.1%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.06% L	25,205,399	$25,205,399

Airgas, Inc. 144A commercial paper with an effective yield
of 0.14%, May 20, 2014	$1,500,000	1,499,990

AXA Financial, Inc. commercial paper with a yield of 0.341%,
July 30, 2014	1,500,000	1,499,007

AXA Financial, Inc. 144A commercial paper with an effective
yield of 0.80%, August 6, 2014	1,000,000	999,257

Bank of Nova Scotia commercial paper with an effective yield
of 0.20%, July 1, 2014	1,000,000	999,823

Bell Canada 144A commercial paper with an effective yield
of 0.24%, May 20, 2014	1,500,000	1,499,802

BorgWarner, Inc. commercial paper with a yield of 0.250%,
May 8, 2014	1,700,000	1,699,917

Cabot Corp. commercial paper with an effective yield of 0.24%,
May 30, 2014	1,500,000	1,499,698

Canadian Imperial Bank of Commerce/New York, NY certificate
of deposit FRN 0.484%, November 26, 2014	1,000,000	1,001,444

Church & Dwight Co., Inc. 144A commercial paper with
an effective yield of 0.24%, June 16, 2014	1,500,000	1,499,521

CIGNA Corp. commercial paper with an effective yield of 0.21%,
May 27, 2014	1,000,000	999,992

Clorox Co. (The) 144A commercial paper with an effective yield
of 0.21%, May 27, 2014	1,500,000	1,499,762

Cox Enterprises, Inc. commercial paper with an effective yield
of 0.26%, May 21, 2014	1,500,000	1,499,775

CRC Funding, LLC commercial paper with an effective yield
of 0.50%, August 1, 2014	1,000,000	999,478

Electricite De France SA commercial paper with a yield
of 0.563%, January 6, 2015	1,000,000	996,918

ENI Finance USA, Inc. commercial paper with a yield of 0.471%,
May 2, 2014	1,519,000	1,518,980

Entergy Corp. 144A commercial paper with an effective yield
of 0.63%, May 13, 2014	1,000,000	999,783

ERAC USA Finance, LLC commercial paper with an effective
yield of 0.24%, May 1, 2014	1,500,000	1,500,000

Glencore Funding, LLC 144A commercial paper with
an effective yield of 0.34%, May 16, 2014	1,500,000	1,499,781

Hawaiian Electric Industries, Inc. commercial paper with
an effective yield of 0.53%, May 13, 2014	1,500,000	1,499,725

Kellogg Co. 144A commercial paper with an effective yield
of 0.19%, May 23, 2014	1,500,000	1,499,817

Mohawk Industries, Inc. 144A commercial paper with
an effective yield of 0.51%, May 21, 2014	1,500,000	1,499,542

Molson Coors Brewing Co. commercial paper with a yield
of 0.380%, May 5, 2014	1,500,000	1,499,937

Mondelez International, Inc. commercial paper with an effective
yield of 0.30%, May 13, 2014	1,500,000	1,499,850

National Grid USA commercial paper with an effective yield
of 0.25%, May 6, 2014	1,500,000	1,499,946

PPL Energy Supply, LLC commercial paper with a yield
of 0.450%, May 2, 2014	1,500,000	1,499,981

Absolute Return 100 Fund 29

SHORT-TERM INVESTMENTS (27.1%)* cont.	Principal amount/shares	Value

Svenska Handelsbanken/New York, NY certificate of deposit
FRN 1.026%, July 17, 2014	$850,000	$851,453

Textron, Inc. commercial paper with an effective yield of 0.58%,
May 6, 2014	1,500,000	1,499,875

Time Warner Cable, Inc. 144A commercial paper with
an effective yield of 0.28%, June 13, 2014	1,500,000	1,499,463

Viacom, Inc. commercial paper with an effective yield of 0.19%,
May 6, 2014	1,500,000	1,499,955

U.S. Treasury Bills with an effective yield of 0.11%,
February 5, 2015 Δ	1,095,000	1,094,404

U.S. Treasury Bills with effective yields ranging from 0.05%
to 0.13%, August 21, 2014 # Δ §	3,318,000	3,317,691

U.S. Treasury Bills with an effective yield of 0.11%,
July 24, 2014 Δ	100,000	99,997

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.13%, May 29, 2014 Δ	427,000	426,960

Total short-term investments (cost $69,699,959)		$69,706,923

TOTAL INVESTMENTS

Total investments (cost $259,043,250)		$262,206,386

Key to holding’s abbreviations

BKNT Bank Note

bp Basis Points

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GMTN Global Medium Term Notes

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

MTN Medium Term Notes

OJSC Open Joint Stock Company

PO Principal Only

TBA To Be Announced Commitments

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2013 through April 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $257,366,239.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

30 Absolute Return 100 Fund

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $55,878,375 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBAs.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 4/30/14 (aggregate face value $266,422) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	British Pound	Sell	6/18/14	$137,048	$134,971	$(2,077)

Deutsche Bank AG
	British Pound	Buy	6/18/14	3,038	2,989	49

	British Pound	Sell	6/18/14	3,038	3,002	(36)

Goldman Sachs International
	British Pound	Buy	6/18/14	8,776	8,571	205

	British Pound	Sell	6/18/14	8,776	8,634	(142)

HSBC Bank USA, National Association
	British Pound	Sell	6/18/14	4,895	4,862	(33)

State Street Bank and Trust Co.
	British Pound	Sell	6/18/14	104,642	103,393	(1,249)

Total						$(3,283)

FUTURES CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	53	$13,147,975	Sep-15	$2,729

U.S. Treasury Bond 30 yr (Long)	2	269,875	Jun-14	7,184

U.S. Treasury Note 5 yr (Short)	3	358,359	Jun-14	221

U.S. Treasury Note 10 yr (Short)	113	$14,059,672	Jun-14	(44,058)

Total				$(33,924)

Absolute Return 100 Fund	31

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/14 (premiums $2,986,554) (Unaudited)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	$3,912,700	$26,450

JPMorgan Chase Bank N.A.
(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	1,956,400	13,440

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	16,499,000	2,888,562

Total			$2,928,452

WRITTEN OPTIONS OUTSTANDING at 4/30/14 (premiums $287,656) (Unaudited)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/$99.00	$14,000,000	$40,740

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/100.00	7,000,000	36,680

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.56	7,000,000	28,490

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.38	7,000,000	25,480

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.19	7,000,000	22,820

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.56	7,000,000	15,610

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.38	7,000,000	13,860

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.19	7,000,000	12,390

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.00	7,000,000	10,990

Total			$207,060

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$55,928,400 E	$84,845	6/18/16	3 month USD-	0.75%	$(74,774)
			LIBOR-BBA

19,502,600 E	118,105	6/18/19	3 month USD-	2.00%	(31,791)
			LIBOR-BBA

15,680,900 E	97,776	6/18/24	3 month USD-	3.00%	(179,540)
			LIBOR-BBA

2,642,200 E	68,284	6/18/44	3 month USD-	3.75%	(77,488)
			LIBOR-BBA

874,600 E	(8)	5/23/19	3 month USD-	1.875%	(3,305)
			LIBOR-BBA

2,017,300	(27)	3/27/24	3 month USD-	2.87%	(28,355)
			LIBOR-BBA

32 Absolute Return 100 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,530,500 E	$(22)	5/23/24	3 month USD-	2.845%	$9,409
			LIBOR-BBA

769,600 E	(7)	5/27/19	3 month USD-	1.885%	(2,970)
			LIBOR-BBA

1,180,700 E	(17)	5/27/24	3 month USD-	2.86%	8,347
			LIBOR-BBA

Total	$368,929				$(380,467)

E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	date	amount	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$2,939	$43,000	5/11/63	300 bp	$2,866
Index

CMBX NA BBB–	BBB–/P	5,604	93,000	5/11/63	300 bp	5,446
Index

CMBX NA BBB–	BBB–/P	11,483	186,000	5/11/63	300 bp	11,166
Index

CMBX NA BBB–	BBB–/P	10,944	192,000	5/11/63	300 bp	10,618
Index

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	16,962	153,000	5/11/63	300 bp	16,702
Index

Credit Suisse International
CMBX NA BBB–	BBB–/P	411	53,000	5/11/63	300 bp	321
Index

CMBX NA BBB–	BBB–/P	9,711	122,000	5/11/63	300 bp	9,503
Index

CMBX NA BBB–	BBB–/P	4,534	149,000	5/11/63	300 bp	4,280
Index

CMBX NA BBB–	BBB–/P	2,625	149,000	5/11/63	300 bp	2,372
Index

CMBX NA BBB–	BBB–/P	17,174	152,000	5/11/63	300 bp	16,916
Index

CMBX NA BBB–	BBB–/P	12,288	154,000	5/11/63	300 bp	12,026
Index

CMBX NA BBB–	BBB–/P	11,924	154,000	5/11/63	300 bp	11,662
Index

CMBX NA BBB–	BBB–/P	10,131	154,000	5/11/63	300 bp	9,869
Index

CMBX NA BBB–	BBB–/P	2,520	164,000	5/11/63	300 bp	2,241
Index

CMBX NA BBB–	BBB–/P	1,927	166,000	5/11/63	300 bp	1,645
Index

Absolute Return 100 Fund	33

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	date	amount	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB–	BBB–/P	$13,549	$186,000	5/11/63	300 bp	$13,233
Index

CMBX NA BBB–	BBB–/P	20,309	265,000	5/11/63	300 bp	19,859
Index

CMBX NA BBB–	BBB–/P	12,187	297,000	5/11/63	300 bp	11,683
Index

CMBX NA BB Index	—	(956)	183,000	5/11/63	(500 bp)	612

CMBX NA BB Index	—	(2,358)	135,000	5/11/63	(500 bp)	(1,201)

CMBX NA BB Index	—	(584)	61,000	5/11/63	(500 bp)	(28)

CMBX NA BB Index	—	(556)	61,000	5/11/63	(500 bp)	(34)

CMBX NA BB Index	—	(2,599)	134,000	5/11/63	(500 bp)	(1,451)

CMBX NA BBB–	BBB–/P	5,312	111,000	5/11/63	300 bp	5,124
Index

CMBX NA BBB–	BBB–/P	3,046	128,000	5/11/63	300 bp	2,828
Index

CMBX NA BBB–	BBB–/P	6,005	139,000	5/11/63	300 bp	5,769
Index

CMBX NA BBB–	—	(8,700)	154,000	1/17/47	(300 bp)	(4,943)
Index

CMBX NA BBB–	—	(9,371)	154,000	1/17/47	(300 bp)	(5,614)
Index

CMBX NA BBB–	—	(7,087)	151,000	1/17/47	(300 bp)	(3,402)
Index

CMBX NA BBB–	—	(8,846)	151,000	1/17/47	(300 bp)	(5,161)
Index

Goldman Sachs International
CMBX NA BB Index	—	(585)	61,000	5/11/63	(500 bp)	(63)

Total		$139,943				$154,844

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

34 Absolute Return 100 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$112,430,068	$—

Foreign government and agency bonds and notes	—	1,835,833	—

Mortgage-backed securities	—	70,113,751	—

Municipal bonds and notes	—	3,200,000	—

Purchased options outstanding	—	235,970	—

Purchased swap options outstanding	—	53,773	—

U.S. government and agency mortgage obligations	—	4,572,434	—

U.S. treasury obligations	—	57,634	—

Short-term investments	25,205,399	44,501,524	—

Totals by level	$25,205,399	$237,000,987	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(3,283)	$—

Futures contracts	(33,924)	—	—

Written options outstanding	—	(207,060)	—

Written swap options outstanding	—	(2,928,452)	—

Interest rate swap contracts	—	(749,396)	—

Credit default contracts	—	14,901	—

Totals by level	$(33,924)	$(3,873,290)	$—

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	35

Statement of assets and liabilities 4/30/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $233,837,851)	$237,000,987
Affiliated issuers (identified cost $25,205,399) (Notes 1 and 5)	25,205,399

Interest and other receivables	1,426,916

Receivable for shares of the fund sold	2,089,556

Receivable for investments sold	544,763

Receivable for variation margin (Note 1)	20,792

Unrealized appreciation on forward currency contracts (Note 1)	254

Unrealized appreciation on OTC swap contracts (Note 1)	176,741

Premium paid on OTC swap contracts (Note 1)	41,642

Total assets	266,507,050

LIABILITIES

Payable to custodian	33,964

Payable for investments purchased	644,376

Payable for purchases of delayed delivery securities (Note 1)	4,033,962

Payable for shares of the fund repurchased	723,971

Payable for compensation of Manager (Note 2)	35,617

Payable for Trustee compensation and expenses (Note 2)	32,548

Payable for distribution fees (Note 2)	54,343

Payable for variation margin (Note 1)	239,122

Unrealized depreciation on OTC swap contracts (Note 1)	21,897

Premium received on OTC swap contracts (Note 1)	181,585

Unrealized depreciation on forward currency contracts (Note 1)	3,537

Written options outstanding, at value (premiums $3,274,210) (Notes 1 and 3)	3,135,512

Other accrued expenses	377

Total liabilities	9,140,811

Net assets	$257,366,239

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$263,790,902

Undistributed net investment income (Note 1)	999,388

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(10,463,054)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,039,003

Total — Representing net assets applicable to capital shares outstanding	$257,366,239

(Continued on next page)

36 Absolute Return 100 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($149,274,179 divided by 14,608,197 shares)	$10.22

Offering price per class A share (100/99.00 of $10.22)*	$10.32

Net asset value and offering price per class B share ($2,628,080 divided by 258,141 shares)**	$10.18

Net asset value and offering price per class C share ($27,199,818 divided by 2,678,097 shares)**	$10.16

Net asset value and redemption price per class M share ($2,203,253 divided by 216,038 shares)	$10.20

Offering price per class M share (100/99.25 of $10.20)*	$10.28

Net asset value, offering price and redemption price per class R share
($153,017 divided by 15,056 shares)	$10.16

Net asset value, offering price and redemption price per class R5 share
($10,414 divided by 1,014 shares)	$10.27

Net asset value, offering price and redemption price per class R6 share
($571,596 divided by 55,653 shares)	$10.27

Net asset value, offering price and redemption price per class Y share
($75,325,882 divided by 7,348,727 shares)	$10.25

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	37

Statement of operations Six months ended 4/30/14 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $13,112 from investments in affiliated issuers) (Note 5)	$2,666,871

Total investment income	2,666,871

EXPENSES

Compensation of Manager (Note 2)	491,510

Distribution fees (Note 2)	341,418

Other	580

Total expenses	833,508

Expense reduction (Note 2)	(388)

Net expenses	833,120

Net investment income	1,833,751

Net realized gain on investments (Notes 1 and 3)	207,973

Net realized loss on swap contracts (Note 1)	(2,134,038)

Net realized loss on futures contracts (Note 1)	(10,877)

Net realized loss on foreign currency transactions (Note 1)	(13,668)

Net realized gain on written options (Notes 1 and 3)	107,445

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,583

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	2,778,105

Net gain on investments	936,523

Net increase in net assets resulting from operations	$2,770,274

The accompanying notes are an integral part of these financial statements.

38 Absolute Return 100 Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/14*	Year ended 10/31/13

Operations:
Net investment income	$1,833,751	$3,854,839

Net realized gain (loss) on investments
and foreign currency transactions	(1,843,165)	4,798,916

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	2,779,688	(4,248,361)

Net increase in net assets resulting from operations	2,770,274	4,405,394

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,322,820)	(1,109,205)

Class B	(38,368)	(14,309)

Class C	(168,857)	—

Class M	(35,397)	(19,546)

Class R	(3,775)	(2,101)

Class R5	(173)	(86)

Class R6	(9,126)	(89)

Class Y	(1,245,828)	(756,754)

Decrease from capital share transactions (Note 4)	(17,338,067)	(3,584,160)

Total decrease in net assets	(18,392,137)	(1,080,856)

NET ASSETS

Beginning of period	275,758,376	276,839,232

End of period (including undistributed net investment
income of $999,388 and $2,989,981, respectively)	$257,366,239	$275,758,376

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund 39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of
			Net realized			From						of expenses	net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
April 30, 2014**	$10.26	.07	.04	.11	(.15)	—	(.15)	—	$10.22	1.07*	$149,274	.31*	.71*	32*[f]
October 31, 2013	10.16	.15	.03	.18	(.08)	—	(.08)	—	10.26	1.73	160,057	.64 [e]	1.49 [e]	81 [f]
October 31, 2012	10.15	.16	— [d]	.16	(.15)	—	(.15)	—	10.16	1.65	158,622	.65 [e]	1.55 [e]	238 [f]
October 31, 2011	10.44	.23	(.30)	(.07)	(.13)	(.09)	(.22)	—	10.15	(.79)	249,746	.67 [e]	2.27 [e]	186 [f]
October 31, 2010	10.32	.20	(.05)	.15	(.03)	— [d]	(.03)	— [d]	10.44	1.50	169,380	1.01	1.92	199 [f]
October 31, 2009 †	10.00	.16	.16	.32	— [d]	—	— [d]	— [d]	10.32	3.22*	57,719	1.03*[e]	1.51*[e]	44*

Class B
April 30, 2014**	$10.21	.06	.04	.10	(.13)	—	(.13)	—	$10.18	.99*	$2,628	.41*	.61*	32*[f]
October 31, 2013	10.12	.13	.02	.15	(.06)	—	(.06)	—	10.21	1.45	3,080	.84 [e]	1.27 [e]	81 [f]
October 31, 2012	10.11	.13	.02	.15	(.14)	—	(.14)	—	10.12	1.48	2,655	.85 [e]	1.33 [e]	238 [f]
October 31, 2011	10.39	.22	(.32)	(.10)	(.09)	(.09)	(.18)	—	10.11	(1.03)	3,070	.87 [e]	2.10 [e]	186 [f]
October 31, 2010	10.27	.16	(.04)	.12	—	— [d]	— [d]	— [d]	10.39	1.18	3,070	1.35	1.58	199 [f]
October 31, 2009†	10.00	.11	.16	.27	— [d]	—	— [d]	— [d]	10.27	2.71*	1,931	1.54*[e]	1.03*[e]	44*

Class C
April 30, 2014**	$10.15	.03	.04	.07	(.06)	—	(.06)	—	$10.16	.68*	$27,200	.68*	.33*	32*[f]
October 31, 2013	10.05	.08	.02	.10	—	—	—	—	10.15	1.00	30,621	1.39 [e]	.75 [e]	81 [f]
October 31, 2012	10.03	.08	.01	.09	(.07)	—	(.07)	—	10.05	.90	40,649	1.40 [e]	.80 [e]	238 [f]
October 31, 2011	10.33	.16	(.31)	(.15)	(.06)	(.09)	(.15)	—	10.03	(1.56)	62,600	1.42 [e]	1.58 [e]	186 [f]
October 31, 2010	10.26	.12	(.04)	.08	(.01)	— [d]	(.01)	— [d]	10.33	.78	68,078	1.76	1.17	199 [f]
October 31, 2009†	10.00	.11	.15	.26	— [d]	—	— [d]	— [d]	10.26	2.61*	20,426	1.67*[e]	1.04*[e]	44*

Class M
April 30, 2014**	$10.24	.07	.03	.10	(.14)	—	(.14)	—	$10.20	1.02*	$2,203	.34*	.68*	32*[f]
October 31, 2013	10.14	.15	.02	.17	(.07)	—	(.07)	—	10.24	1.70	2,609	.69 [e]	1.45 [e]	81 [f]
October 31, 2012	10.13	.15	.01	.16	(.15)	—	(.15)	—	10.14	1.61	2,973	.70 [e]	1.48 [e]	238 [f]
October 31, 2011	10.42	.23	(.31)	(.08)	(.12)	(.09)	(.21)	—	10.13	(.81)	3,576	.72 [e]	2.22 [e]	186 [f]
October 31, 2010	10.31	.19	(.05)	.14	(.03)	— [d]	(.03)	— [d]	10.42	1.38	2,691	1.08	1.87	199 [f]
October 31, 2009†	10.00	.15	.16	.31	— [d]	—	— [d]	— [d]	10.31	3.12*	850	1.16*[e]	1.47*[e]	44*

Class R
April 30, 2014**	$10.19	.06	.03	.09	(.12)	—	(.12)	—	$10.16	.92*	$153	.44*	.58*	32*[f]
October 31, 2013	10.10	.13	.02	.15	(.06)	—	(.06)	—	10.19	1.50	311	.89 [e]	1.26 [e]	81 [f]
October 31, 2012	10.09	.13	— [d]	.13	(.12)	—	(.12)	—	10.10	1.33	316	.90 [e]	1.27 [e]	238 [f]
October 31, 2011	10.39	.21	(.31)	(.10)	(.11)	(.09)	(.20)	—	10.09	(1.00)	317	.92 [e]	2.06 [e]	186 [f]
October 31, 2010	10.30	.18	(.06)	.12	(.03)	— [d]	(.03)	— [d]	10.39	1.20	302	1.26	1.71	199 [f]
October 31, 2009†	10.00	.11	.19	.30	— [d]	—	— [d]	— [d]	10.30	3.02*	14	1.24*[e]	1.10*[e]	44*

Class R5
April 30, 2014**	$10.32	.09	.03	.12	(.17)	—	(.17)	—	$10.27	1.21*	$10	.19*	.84*	32*[f]
October 31, 2013	10.21	.18	.02	.20	(.09)	—	(.09)	—	10.32	1.94	10	.39 [e]	1.74 [e]	81 [f]
October 31, 2012‡	10.12	.05	.04	.09	—	—	—	—	10.21	.89*	10	.13*[e]	.48*[e]	238 [f]

Class R6
April 30, 2014**	$10.32	.09	.04	.13	(.18)	—	(.18)	—	$10.27	1.23*	$572	.19*	.84*	32*[f]
October 31, 2013	10.21	.16 [g]	.04	.20	(.09)	—	(.09)	—	10.32	1.97	509	.39 [e]	1.57 [e,g]	81 [f]
October 31, 2012‡	10.12	.05	.04	.09	—	—	—	—	10.21	.89*	10	.13*[e]	.48*[e]	238 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 Absolute Return 100 Fund	Absolute Return 100 Fund	41

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of
			Net realized			From						of expenses	net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class Y
April 30, 2014**	$10.30	.09	.03	.12	(.17)	—	(.17)	—	$10.25	1.22*	$75,326	.19*	.84*	32*[f]
October 31, 2013	10.21	.18	.02	.20	(.11)	—	(.11)	—	10.30	1.94	78,562	.39 [e]	1.74 [e]	81 [f]
October 31, 2012	10.20	.18	.01	.19	(.18)	—	(.18)	—	10.21	1.90	71,603	.40 [e]	1.78 [e]	238 [f]
October 31, 2011	10.48	.26	(.31)	(.05)	(.14)	(.09)	(.23)	—	10.20	(.51)	80,840	.42 [e]	2.55 [e]	186 [f]
October 31, 2010	10.34	.23	(.05)	.18	(.04)	— [d]	(.04)	— [d]	10.48	1.78	72,970.76		2.17	199 [f]
October 31, 2009†	10.00	.20	.14	.34	— [d]	—	— [d]	— [d]	10.34	3.42*	53,840	.81*[e]	1.87*[e]	44*

* Not annualized.

** Unaudited.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

‡ For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements. Also excludes acquired fund fees, if any (Note 2).

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12	10/31/11	10/31/09

Class A	0.10%	0.33%	0.29%	0.44%

Class B	0.10	0.33	0.29	0.44

Class C	0.10	0.33	0.29	0.44

Class M	0.10	0.33	0.29	0.44

Class R	0.10	0.33	0.29	0.44

Class R5	0.09	0.10	N/A	N/A

Class R6	0.07	0.08	N/A	N/A

Class Y	0.10	0.33	0.29	0.44

f Portfolio turnover excludes TBA purchase and sale commitments.

g The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

42 Absolute Return 100 Fund	Absolute Return 100 Fund 43

Notes to financial statements 4/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2013 through April 30, 2014.

Putnam Absolute Return 100 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets: (b) corporate credit: investment grade debt, high yield debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit: and (c) securitized assets: asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, short-term debt securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase (on purchases prior to April 5, 2010, a contingent deferred sales charge on Class B shares is applicable if they are sold within four years of purchase). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

44 Absolute Return 100 Fund

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Absolute Return 100 Fund 45

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to hedge against changes in values of securities it owns, owned or expects to own, and to hedge prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge interest rate risk, and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

46 Absolute Return 100 Fund

The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the

Absolute Return 100 Fund 47

Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,882,311 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,871,858 and may include amounts related to unsettled agreements.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the

48 Absolute Return 100 Fund

commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2013, the fund had a capital loss carryover of $8,535,309 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$4,411,810	$2,630,428	$7,042,238	*

1,493,071	N/A	1,493,071	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $259,139,698, resulting in gross unrealized appreciation and depreciation of $3,797,719 and $731,031, respectively, or net unrealized appreciation of $3,066,688.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources

Absolute Return 100 Fund 49

are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.40% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the paragraph above.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 1.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.04%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.198% of the fund’s average net assets before a decrease of $26,133 (0.010% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

50 Absolute Return 100 Fund

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $388 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $153, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$189,331	Class M	3,556

Class B	6,492	Class R	635

Class C	141,404	Total	$341,418

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $83 and $13 from the sale of class A and class M shares, respectively, and received $47 and $226 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Absolute Return 100 Fund	51

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $71,063,892 and $59,261,660, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amount	premiums

Written options outstanding
at the beginning of the
reporting period	$9,418,600	$115,281	$—	$—

Options opened	45,268,900	3,034,518	70,000,000	287,656
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options closed	(32,319,400)	(163,245)	—	—

Written options outstanding at
the end of the reporting period	$22,368,100	$2,986,554	$70,000,000	$287,656

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/14		Year ended 10/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	3,253,100	$33,184,204	7,466,753	$76,215,535

Shares issued in connection with
reinvestment of distributions	184,523	1,872,905	88,608	895,826

	3,437,623	35,057,109	7,555,361	77,111,361

Shares repurchased	(4,430,447)	(45,152,281)	(7,566,415)	(77,177,350)

Net decrease	(992,824)	$(10,095,172)	(11,054)	$(65,989)

	Six months ended 4/30/14		Year ended 10/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	14,288	$145,394	148,493	$1,511,704

Shares issued in connection with
reinvestment of distributions	2,801	28,345	1,257	12,678

	17,089	173,739	149,750	1,524,382

Shares repurchased	(60,495)	(614,772)	(110,670)	(1,125,235)

Net increase (decrease)	(43,406)	$(441,033)	39,080	$399,147

52 Absolute Return 100 Fund

	Six months ended 4/30/14		Year ended 10/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	204,540	$2,072,266	467,554	$4,731,715

Shares issued in connection with
reinvestment of distributions	13,540	137,024	—	—

	218,080	2,209,290	467,554	4,731,715

Shares repurchased	(558,127)	(5,657,881)	(1,494,550)	(15,107,599)

Net decrease	(340,047)	$(3,448,591)	(1,026,996)	$(10,375,884)

	Six months ended 4/30/14		Year ended 10/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	6,166	$63,021	31,124	$317,513

Shares issued in connection with
reinvestment of distributions	3,206	32,478	1,851	18,679

	9,372	95,499	32,975	336,192

Shares repurchased	(48,235)	(490,547)	(71,355)	(724,653)

Net decrease	(38,863)	$(395,048)	(38,380)	$(388,461)

	Six months ended 4/30/14		Year ended 10/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	1,439	$14,602	21,053	$212,969

Shares issued in connection with
reinvestment of distributions	374	3,775	209	2,101

	1,813	18,377	21,262	215,070

Shares repurchased	(17,228)	(174,498)	(22,020)	(223,004)

Net decrease	(15,415)	$(156,121)	(758)	$(7,934)

	Six months ended 4/30/14		Year ended 10/31/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	17	173	9	86

	17	173	9	86

Shares repurchased	—	—	—	—

Net increase	17	$173	9	$86

	Six months ended 4/30/14		Year ended 10/31/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	10,390	$106,580	52,535	$539,038

Shares issued in connection with
reinvestment of distributions	896	9,126	9	89

	11,286	115,706	52,544	539,127

Shares repurchased	(4,934)	(50,360)	(4,231)	(43,516)

Net increase	6,352	$65,346	48,313	$495,611

Absolute Return 100 Fund	53

	Six months ended 4/30/14		Year ended 10/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,470,366	$35,459,237	6,522,639	$66,835,872

Shares issued in connection with
reinvestment of distributions	96,796	984,415	58,224	589,814

	3,567,162	36,443,652	6,580,863	67,425,686

Shares repurchased	(3,843,913)	(39,311,273)	(5,969,864)	(61,066,422)

Net increase (decrease)	(276,751)	$(2,867,621)	610,999	$6,359,264

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,014	100.0%	$10,414

Class R6	1,014	1.8	10,414

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$22,194,293	$—	$22,194,293	$643	$—

Putnam Short Term
Investment Fund*	41,272,712	151,472,715	167,540,028	12,469	25,205,399

Totals	$63,467,005	$151,472,715	$189,734,321	$13,112	$25,205,399

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

54 Absolute Return 100 Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$15,000,000

Purchased swap option contracts (contract amount)	$14,100,000

Written TBA commitment option contracts (contract amount) (Note 3)	$30,000,000

Written swap option contracts (contract amount) (Note 3)	$19,900,000

Futures contracts (number of contracts)	80

Forward currency contracts (contract amount)	$230,000

OTC interest rate swap contracts (notional)	$770,000

Centrally cleared interest rate swap contracts (notional)	$115,300,000

OTC credit default contracts (notional)	$4,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$20,357	Payables	$5,456

Foreign exchange
contracts	Receivables	254	Payables	3,537

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	317,672*	depreciation	3,946,761*

Total		$338,283		$3,955,754

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$87,136	$87,136

Foreign exchange contracts	—	—	(13,622)	—	$(13,622)

Interest rate contracts	(89,591)	(10,877)	—	(2,221,174)	$(2,321,642)

Total	$(89,591)	$(10,877)	$(13,622)	$(2,134,038)	$(2,248,128)

Absolute Return 100 Fund	55

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$113,386	$113,386

Foreign exchange contracts	—	—	2,549	—	$2,549

Interest rate contracts	11,693	(22,901)	—	1,784,417	$1,773,209

Total	$11,693	$(22,901)	$2,549	$1,897,803	$1,889,144

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$20,792	$—	$—	$—	$—	$—	$—	$—	$20,792

OTC Credit default contracts*#	$—	—	$—	$19,835	$—	$522	$—	$—	$—	$—	20,357

Forward currency contracts#	—	—	—	—	49	205	—	—	—	—	254

Purchased swap options**#	19,647	—	—	13,286	7,777	13,063	—	—	—	—	53,773

Purchased options**#	—	—	—	—	—	—	—	235,970	—	—	235,970

Total Assets	$19,647	$—	$20,792	$33,121	$7,826	$13,790	$—	$235,970	$—	$—	$331,146

Liabilities:

OTC Credit default contracts*#	$874	$260	$—	$4,322	$—	$—	$—	$—	$—	$—	5,456

Centrally cleared credit default contracts§	—	—	182,582	—	—	—	—	—	—	—	182,582

Futures contracts§	—	—	—	—	—	—	—	—	56,540	—	56,540

Forward currency contracts#	—	—	—	2,077	36	142	33	—	—	1,249	3,537

Written swap options#	26,450	—	—	—	—	—	—	2,902,002	—	—	2,928,452

Written options#	—	—	—	—	—	—	—	207,060	—	—	207,060

Total Liabilities	$27,324	$260	$182,582	$6,399	$36	$142	$33	$3,109,062	$56,540	$1,249	$3,383,627

Total Financial and Derivative Net Assets	$(7,677)	$(260)	$(161,790)	$26,722	$7,790	$13,648	$(33)	$(2,873,092)	$(56,540)	$(1,249)	$(3,052,481)

Total collateral received (pledged)†##	$—	$(260)	$—	$—	$—	$—	$—	$(2,831,862)	$—	$—	$(2,832,122)

Net amount	$(7,677)	$—	$(161,790)	$26,722	$7,790	$13,648	$(33)	$(41,230)	$(56,540)	$(1,249)	$(220,359)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

56 Absolute Return 100 Fund	Absolute Return 100 Fund	57

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,975	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,395	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,384

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

13,083,737	371,863	343,822	5,056,606

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

58 Absolute Return 100 Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Absolute Return 100 Fund 59

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60 Absolute Return 100 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Investment Sub-Advisor	Robert E. Patterson
The Putnam Advisory	George Putnam, III	Janet C. Smith
Company, LLC	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	Susan G. Malloy
Putnam Retail Management	President	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	James P. Pappas
Custodian	Principal Executive Officer, and	Vice President
State Street Bank	Compliance Liaison
and Trust Company		Mark C. Trenchard
	Steven D. Krichmar	Vice President and
Legal Counsel	Vice President and	BSA Compliance Officer
Ropes & Gray LLP	Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Absolute Return 100 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA104
287965 6/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2014